UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               FORM 8-K / A

                              CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Reportable Event: March 27, 1996   Commission file number  1-5039

                            WEIS MARKETS, INC.
          (Exact name of registrant as specified in its charter)

         Pennsylvania                                   24-0755415
(State or other jurisdiction of              (IRS Employee Identification No.)
incorporation or organization)

1000 South Second Street, Sunbury, PA                       17801
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       717-286-4571

Securities registered pursuant to Section 12(b) of the Act:

                                            Name of each exchange
     Title of each class                     on which registered

  Common stock, no par value               New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

                                   None
                             (Title of class)

                            WEIS MARKETS, INC.

           ITEM 4 Changes in Registrant's Certifying Accountant


On February 2, 1996, the Registrant filed a Form 8-K, informing the Securities and Exchange Commission of the Registrant's decision to appoint the accounting firm of Ernst & Young LLP as the principal accountant to audit the Registrant's financial statements.

The decision to change from KPMG Peat Marwick LLP, ("KPMG"), was made by the Board of Directors on January 22, 1996. The Registrants Form 10-K for the year ended December 30, 1995, was filed with the Securities and Exchange Commission on March 27, 1996. As of the filing of the Form 10-K, the audit relationship between KPMG and the Registrant was concluded.

There have been no disagreements or reportable events with KPMG on any matter described in Item 304 (a) (1) (iv) and (v) of Regulation S-K during the two most recent fiscal years, any subsequent interim period through the date of dismissal on January 22, 1996, or in any of the years prior to that period, or during the interim period between the date of dismissal through the filing of the Form 10-K on March 27, 1996. A letter from KPMG is attached to this filing.

Required information reported in the February 2, 1996 Form 8-K is not provided in this filing to the extent it has been previously reported.

                            WEIS MARKETS, INC.

                 ITEM 7 Financial Statements and Exhibits

SEC Exhibit #             Description                         Page #

    16              Letter from KPMG indicating there are       4
                    no disagreements with this Amended
                    Form 8-K.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Weis Markets, Inc.
                                                (Registrant)



Date:  March 27, 1996                        William R. Mills
                                             Vice President Finance
                                             & Secretary

                           FORM 8-K  EXHIBIT 16

KPMG Peat Marwick LLP
Certified Public Accountants


225 Market Street            Telephone  717-238-7131     Telefax 717-233-1101
Suite 300
P.O. Box 1190
Harrisburg PA 17108-1190





March 27, 1996



Securities and Exchange Commission
Washington, D.C.  20549



Ladies and Gentlemen:

We were previously principal accountants for Weis Markets, Inc. and, under the date of January 26, 1996, we reported on the consolidated financial statements of Weis Markets, Inc. and subsidiaries as of and for the years ended December 30, 1995 and December 31, 1994. On January 22, 1996, our appointment as principal accountants was terminated effective with the completion of the audit for the year ended December 30, 1995 and the filing of the Annual Report on Form 10-K. We have read Weis Markets, Inc.'s statements included under Item 4 of its Form 8-K/A dated March 27, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with Weis Markets, Inc.'s statement that Ernst & Young LLP was not engaged regarding the application of accounting principles or the type of audit opinion that might be rendered on Weis Markets, Inc.'s financial statements.


Very truly yours,


KPMG Peat Marwick LLP